UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 15, 2006

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348            06-1209796
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 1.01.   Entry into a Material Definitive Agreement
             ------------------------------------------

         On November 15, 2006, BE Aerospace, Inc. granted 16,673 shares of restricted stock to Robert Marchetti. The restricted stock is granted pursuant to the BE Aerospace 2005 Long-Term Incentive Plan and will be subject to the terms and conditions of the restricted stock award agreement filed herewith as
Exhibit 10.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BE AEROSPACE, INC.

                                 By:  /s/ Thomas P. McCaffrey
                                 -------------------------------------
                                 Name:  Thomas P. McCaffrey
                                 Title: Senior Vice President of Administration
                                        and Chief Financial Officer



Date:  November 20, 2006

                                  EXHIBIT INDEX



Exhibit No.          Description of Exhibits
-----------          -----------------------
10.1                 Form of Restricted Stock Award Agreement